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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 ---------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 11, 2007

                                 ---------------

                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)

             DELAWARE                      000-51958            20-5361360
  (State or other jurisdiction           (Commission           (IRS Employer
of incorporation or organization)        File Number)        Identification No.)


                             12670 HIGH BLUFF DRIVE
                           SAN DIEGO, CALIFORNIA 92130
                    (Address of principal executive offices)

                                 (858) 480-3100
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      On May 17, 2007, NextWave Wireless Inc. ("NextWave") filed a Current report on Form 8-K (the "Initial 8-K") reporting the completion of its acquisition of IPWireless, Inc. ("IPWireless"). Pursuant to this Amendment No. 1 to the Initial 8-K, NextWave hereby amends and supplements Item 9.01 of the Initial 8-K to file the financial statements and pro forma financial information not filed with the Initial 8-K. The audited financial statements for IPWireless as of December 31, 2006 and 2005 and for the years then ended are filed as
Exhibit 99.1 to this Form 8-K/A and the related unaudited interim financial statements as of March 31, 2007 and for the three months ended March 31, 2007 and 2006 are filed as Exhibit 99.2 to this Form 8-K/A and each is incorporated herein by reference. The unaudited pro forma combined condensed financial statements as of March 31, 2007, and for the three months then ended and for the year ended December 31, 2006 are filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

(a)   Financial Statements of Business Acquired

      Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached audited financial statements of IPWireless were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.1 to this Form 8-K/A, and incorporated by reference, are the following documents:

            o     Independent Auditors' Report;
            o     Consolidated Balance Sheets as of December 31, 2006 and 2005;
            o Consolidated Statements of Operations for the years ended December 31, 2006 and 2005;
            o Consolidated Statements of Convertible Preferred Stock, Stockholders' Deficit and Comprehensive Loss for the years ended December 31, 2006 and 2005;
            o Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005; and
            o     Notes to Consolidated Financial Statements.


      Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached unaudited interim financial statements of IPWireless were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.2 to this Form 8-K/A and incorporated by reference, are the following documents:

            o Unaudited Interim Condensed Consolidated Balance Sheet as of March 31, 2007;
            o Unaudited Interim Condensed Consolidated Statements of Operations for the three months ended March 31, 2007 and 2006; and
            o Unaudited Interim Consolidated Statements of Cash Flows for the three months ended March 31, 2007 and 2006.

(b)   Pro Forma Financial Information

      Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached financial statements were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference, are the following required unaudited pro forma condensed consolidated financial statements of NextWave:

            o Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2007;
            o Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2007;
            o Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 30, 2006; and
            o Notes to Unaudited Pro Forma Condensed Combined Financial Statements.


      The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what NextWave's financial position or results of operations actually would have been had NextWave completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.




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(c)   Exhibits.

The Exhibit Index is incorporated into this Item 9.01 by reference.

EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------
2.1*              Agreement and Plan of Merger, dated as of April 6, 2007, by and among NextWave Wireless Inc., IPW, LLC, IPWireless, Inc.
                  and J. Taylor Crandall, as stockholder representative.
23.1**            Consent of KPMG LLP, Independent Registered Public Accounting
                  Firm with respect to IPWireless, Inc.
99.1**            IPWireless, Inc., and Subsidiaries Consolidated Financial
                  Statements for the Years Ended December 31, 2006 and 2005 and
                  Independent Auditor's Report
99.2**            Unaudited Interim Condensed Consolidated Financial
                  Statements of IPWireless, Inc., as of March 31, 2007, and for the Three Months Ended March 31, 2007 and 2006
99.3**            Unaudited Pro Forma Combined Financial Statements and Related
                  Notes of NextWave Wireless, Inc.



* Previously filed as Exhibit 2.1 to the Registrant's Form 8-K (File No. 001-33226) filed on April 12, 2007.
**  Filed herewith

















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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NEXTWAVE WIRELESS INC.


Date:  July 25, 2007                     By:   /s/ George C. Alex
                                            -----------------------------
                                            Name:  George C. Alex
                                            Title: Executive Vice President and
                                                   Chief Financial Officer



















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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------
2.1*              Agreement and Plan of Merger, dated as of April 6, 2007, by and among NextWave Wireless Inc., IPW, LLC, IPWireless, Inc.
                  and J. Taylor Crandall, as stockholder representative.
23.1**            Consent of KPMG LLP, Independent Registered Public Accounting
                  Firm with respect to IPWireless, Inc.
99.1**            IPWireless, Inc., and Subsidiaries Consolidated Financial
                  Statements for the Years Ended December 31, 2006 and 2005 and
                  Independent Auditor's Report
99.2**            Unaudited Interim Condensed Consolidated Financial
                  Statements of IPWireless, Inc., as of March 31, 2007, and for the Three Months Ended March 31, 2007 and 2006
99.3**            Unaudited Pro Forma Combined Financial Statements and Related
                  Notes of NextWave Wireless, Inc.



* Previously filed as Exhibit 2.1 to the Registrant's Form 8-K (File No. 001-33226) filed on April 12, 2007.
**  Filed herewith















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